UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                      __________________________________

                                  FORM 8-K

                               Current Report
                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


   Date of Report (Date of earliest event reported):   November 16, 2004


                          MAUI GENERAL STORE, INC.
           ------------------------------------------------------
           (Exact Name of Registrant as Specified in its Charter)


        New York                   0-25319                84-1275578
  -------------------------------------------------------------------------
  (State of Incorporation)    (Commission File         (IRS Employer
                               Number)                  Identification No.)


                     P.O. Box 297, Hana, Maui, HI 96713
                  ----------------------------------------
                  (Address of principal executive offices)


                               (808) 248-8787
                       -----------------------------
                       Registrant's Telephone Number


  Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425).

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR240.14a-12).

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 4.01  Change in Registrant's Certifying Accountant

     On November 16, 2004 Rotenberg & Co., LLP ("Rotenberg") resigned from its position as Maui General Store's principal independent accountant.

     The audit reports of Rotenberg on Maui General Store's financial statements for the years ended December 31, 2003 and 2002 contained a modification expressing substantial doubt about Maui General Store's ability to continue as a going concern. The audit reports of Rotenberg for the years ended December 31, 2003 and 2002 did not contain any other adverse opinion or disclaimer of opinion or qualification other than the modification noted above. Rotenberg did not, during the applicable periods, advise Maui General Store of any of the enumerated items described in Item 304(a)(1) of Regulation S-B.

     Maui General Store and Rotenberg have not, in connection with the audits of Maui General Store's financial statements for the years ended December 31, 2003 or December 31, 2002, had any disagreement on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to Rotenberg's satisfaction, would have caused Rotenberg to make reference to the subject matter of the disagreement in connection with its reports.

     On November 18, 2004, Maui General Store retained the firm of Webb & Company, P.A. to audit Maui General Store's financial statements for the year ended December 31, 2004. At no time during the past two fiscal years or any subsequent period did Maui General Store consult with Webb & Company, P.A. regarding either the application of accounting principles to a specified transaction or the type of audit opinion which might be rendered on Maui General Store's financial statements or any matter of the sort described above with reference to Rotenberg.


                                   EXHIBITS

16.  Letter from Rotenberg & Co., LLP


                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

	                          	MAUI GENERAL STORE, INC.


Dated: November 18, 2004               By:/s/ Richard Miller
                                       ---------------------------
                                       Richard Miller
                                       Chief Executive Officer